Fees Summary	Nov. 12, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 599,076,000.00
Previously Paid Amount	0.00
Total Fee Amount	82,732.40
Total Offset Amount	0.00
Net Fee	$ 82,732.40
Final Prospectus	false